UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 18, 2006

VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street, Holmdel, NJ	07733
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (732) 528-2600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On August 18, 2006, the Board of Directors of Vonage Holdings Corp. (the “Company”), upon the recommendation of the Nominating and Governance Committee, modified the compensation arrangements for the Company’s non-employee directors, effective as of September 1, 2006. As modified, non-employee directors will receive the following cash compensation:

•       $50,000 annual retainer;

•       $3,000 for attendance in person or by telephone conference at each regular meeting of the Board of Directors and $500 for attendance by telephone conference at each special meeting of the Board of Directors or any committee thereof;

•       $25,000 annual retainer for service as Chair of the Audit Committee and $10,000 annual retainer for service for all other members of the Audit Committee;

•       $3,000 for attendance for the Chair and $2,000 for attendance for all other members of the Audit Committee at each regular meeting of the Audit Committee;

•       $10,000 annual retainer for service as Chair of the Compensation Committee or the Nominating and Governance Committee and $5,000 annual retainer for service for all other members of the Compensation Committee or the Nominating and Governance Committee;

•       $2,500 for attendance for the Chair and $2,000 for attendance for all other members of the Compensation Committee or Nominating and Governance Committee at each regular meeting of the Compensation Committee or Nominating and Governance Committee; and

•       $25,000 annual retainer for service as Lead Director.

In addition, commencing on September 1, 2006 and on the 1st day of the last month of each quarter, non-employee directors shall receive 3,750 shares of restricted common stock of the Company and an option to purchase 3,750 shares of the Company’s common stock at an exercise price not less than the fair market value of our common stock on the date of grant.   These grants shall vest quarterly over one year and vest in full upon a change of control.  In order to be eligible for these grants, the director must have served on the Company’s Board of Directors for the entire previous quarter.

Newly-elected directors shall receive an option to purchase 45,000 shares of the Company’s common stock upon their initial appointment or initial election to the Board of Directors.  Such grant shall vest over a period of four years, with 25% vesting on the first anniversary of the date of grant and the remainder vesting in equal quarterly installments thereafter and shall vest in full upon a change of control.

Attached hereto as Exhibit 99.1 is the form of restricted stock grant agreement under the 2006 Incentive Plan (the “Plan”) for non-employee directors and attached hereto as Exhibit 99.2 is the form of stock option grant agreement for nonqualified stock options under the Plan for non-employee directors.  Exhibits 99.1 and 99.2 are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

99.1                           Form of Restricted Stock Agreement under the Vonage Holdings Corp. 2006 Incentive Plan for Non-Employee Directors.

99.2                           Form of Nonqualified Stock Option Agreement under the Vonage Holdings Corp. 2006 Incentive Plan for Non-Employee Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date: August 21, 2006	By:	/s/ John S. Rego
John S. Rego
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.:	Description:
99.1	Form of Restricted Stock Agreement under the Vonage Holdings Corp. 2006 Incentive Plan For Non-Employee Directors

99.2	Form of Nonqualified Stock Option Agreement under the Vonage Holdings Corp. 2006 Incentive Plan for Non-Employee Directors